UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ________________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2004

                              STARCRAFT CORPORATION
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

                   000-22048                             35-1817634
          (Commission File Number)            (IRS Employer Identification No.)

                                 P. O. Box 1903
                            1123 South Indiana Avenue
                           Goshen, Indiana 46527-1903
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (574) 534-7827

ITEM 5.  Other Events and Regulation FD Disclosure.

The Company recorded approximately $125 million in goodwill associated with its acquisition of Wheel to Wheel, Inc. on January 16, 2004. The terms of the Merger Agreement called for Starcraft Corporation to issue 3.55 million shares of common stock in exchange for 100% of the Wheel to Wheel, Inc. shares. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, these shares were valued around the time the merger was agreed upon and subsequently announced (October 30, 2003), with the deal valued at approximately $134 million.

The Company has determined there was impairment in the carrying value of its goodwill at March 28, 2004, and will be recording a non-cash charge to earnings during the second quarter ended March 28, 2004. Management is currently in the process of determining the amount of this impairment charge, but expects it to be in the range of $45-$55 million.

In accordance with Statement of Financial Accounting Standards ("SFAS") No. 142, the Company elected March 28, 2004, the second quarter closing date, as its annual date to test the goodwill associated with the Wheel to Wheel acquisition for impairment. Calculation of the implied fair value of goodwill at this date is being determined in a manner consistent with methods used during the original valuation at January 16, 2004. The impairment will be included in second quarter results.

This impairment charge will not result in any future cash expenditures.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

          99.1 Press  Release,   dated  March  31,  2004,   announcing  goodwill
               impairment and revising earnings guidance for fiscal 2004.



ITEM 12.  Results of Operations and Financial Condition.

On March 31, 2004, Starcraft Corporation issued a press release announcing the goodwill impairment described under Item 5, and revising its earnings guidance for fiscal 2004. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in Item 12 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act , except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                STARCRAFT CORPORATION
                                     (Registrant)

                                /s/ Joseph E. Katona, III
                                -----------------------------------
                                Name:    Joseph E. Katona, III,
                                Title:   Chief Financial Officer and Secretary


Dated: March 31, 2004